UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 23, 2021

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.       Other Events.

On February 23, 2021, Ventas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333-253415) (the “Replacement Registration Statement”), which became effective automatically upon filing. The Replacement Registration Statement replaces the Company’s Registration Statement on Form S-3 (File No. 333-222998), which expired on February 13, 2021. In connection with the filing of the Replacement Registration Statement, the Company was required to file a new prospectus supplement for its existing “at the market” equity offering program. This prospectus supplement, which reflects the amendment of the Sales Agreement described below, was filed on February 23, 2021.

Also on February 23, 2021, the Company entered into Amendment No. 1 (the “Amendment No. 1”) to the ATM Equity OfferingSM Sales Agreement, dated July 31, 2018 (as may be amended from time to time, the “Sales Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC (collectively, the “Sales Agents”). The purpose of Amendment No. 1 was to add additional Sales Agents as parties to the Sales Agreement. Under the Sales Agreement, an aggregate gross price of $244,540,822 of the Company’s common stock has been offered and sold through February 23, 2021. As a result of such prior sales, as of February 23, 2021, shares of the Company’s common stock having an aggregate gross sales price of up to $755,459,178 remain available for future issuance under the Sales Agreement.

A copy of Amendment No. 1 is filed herewith as Exhibit 1.1 and is incorporated by reference herein. An opinion of Latham & Watkins LLP with respect to the validity of shares of the Company’s common stock that may be offered and sold pursuant to this prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Amendment No. 1 to ATM Equity OfferingSM Sales Agreement, dated February 23, 2021, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: February 23, 2021	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics & Compliance Officer